EXECUTION VERSION

INCREMENTAL COMMITMENT AGREEMENT (this“Agreement”) dated as of December 6, 2013, among the financial institutions executing this Agreement as INCREMENTAL LENDERS    (collectively,    the    “Incremental    Lenders”), SHUTTERFLY, INC., a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

A.Reference is made to the Credit Agreement dated as of November 22, 2011 (as amended pursuant to that certain Amendment No. 1 dated as of May 10, 2013, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.Pursuant to Section 2.20(a) of the Credit Agreement, the Borrower has requested, and the Incremental Lenders have agreed to establish, Incremental Revolving Commitments in accordance with the provisions of the Credit Agreement (the “Incremental Commitments”), and each Incremental Lender that is not already a Lender under the Credit Agreement (each such Incremental Lender, a “New Lender”) has agreed to become a party to the Credit Agreement and to assume the rights and obligations of a Lender thereunder. Proceeds of Loans pursuant to the Incremental Commitments will be used solely for the purposes specified in Section 5.11 of the Credit Agreement.

Accordingly,    the    Incremental    Lenders,    the    Borrower    and    the Administrative Agent agree as follows:

SECTION 1.01.    Incremental Commitments. Effective on the Effective Date, (a) the Commitment of each Incremental Lender that is already a Lender under the Credit Agreement is hereby increased by the amount set forth opposite the name of such Lender on Schedule 1 hereto and (b) each New Lender hereby extends a new Commitment in the amount set forth opposite its name on such Schedule 1 and becomes a party to the Credit Agreement, entitled to the rights and bound by the obligations of a Lender thereunder with the same force and effect as if originally a party thereto. The parties hereto agree that the execution and delivery by the Borrower of this Agreement shall constitute the notice required under Section 2.20(a) of the Credit Agreement with respect to the establishment of the Incremental Commitments, the Administrative Agent hereby waiving the 10 Business Day notice requirement in such Section 2.20(a).

SECTION 1.02.    Representations, Warranties, Acknowledgements and Confirmations of Incremental Lenders.    Each Incremental Lender represents and warrants (a) that it has full power and authority to execute and deliver and to perform its obligations under this Agreement and the Credit Agreement and (b) that it has made its decision to enter into this Agreement independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate. Each New Lender (i) acknowledges that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement independently and without reliance on the Administrative Agent or any other Lender, (ii) confirms that it has delivered a duly completed Administrative Questionnaire to the

Administrative Agent, (iii) if it is a U.S. Person, confirms that it has provided an executed original of IRS Form W-9 certifying that it is exempt from U.S. Federal backup withholding tax and (iv) if it is a Foreign Lender, confirms that it has provided to the Administrative Agent all documentation required to be delivered by it pursuant to Section 2.16 of the Credit Agreement, duly completed and executed by it.

SECTION 1.03.    Effectiveness. (a) This Agreement and the Incremental Commitments shall become effective as of the date first written above (the “Effective Date”), subject to the satisfaction of the following conditions:

(a)the Administrative Agent shall have received counterparts of this Agreement duly executed on behalf of the Borrower and each Incremental Lender;

(b)	no Default shall have occurred and be continuing;

(c)the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date;

(d)the Administrative Agent shall have received from the Borrower an officer’s certificate dated as of the Effective Date confirming the satisfaction of the conditions set forth in the preceding clauses (b) and (c);

(e)The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the corporate power and authority of the Borrower to enter into the transactions provided for herein and to execute, deliver and perform its obligations under this Agreement and the Credit Agreement (after giving effect to the Incremental Commitments), all in form and substance reasonably satisfactory to the Administrative Agent;

(f)The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and dated the Effective Date) of Fenwick
& West LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

Upon the effectiveness of this Agreement and the Incremental Commitments, the Administrative Agent shall give prompt notice thereof to the Lenders, advising them of the aggregate amount of the Incremental Commitments and their Applicable Percentages after giving effect thereto.

SECTION 1.04.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this

Agreement.

SECTION 1.05.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 1.06.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 1.07.    Notices. All notices and other communications hereunder shall be given as provided in Section 9.01 of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.
SHUTTERFLY, INC.,

by
/s/ Brian Regan
Name: Brian Regan
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Incremental Lender and Administrative
Agent, Issuing Bank and Swingline Lender,

by
/s/ Caitlin Stewart
Name: Caitlin Stewart
Title: Vice President

SIGNATURE PAGE TO THE SHUTTERFLY, INC.
INCREMENTAL COMMITMENT AGREEMENT

LENDER: Wells Fargo Bank, N.A.

by:     /s/ Scott C. Schnugg
Name: Scott C. Schnugg
Title: Assistant Vice President

SIGNATURE PAGE TO THE SHUTTERFLY, INC.
INCREMENTAL COMMITMENT AGREEMENT

LENDER: Fifth Third Bank

by:     /s/ Glen Mastey
Name: Glen Mastey
Title: Managing Director

SIGNATURE PAGE TO THE SHUTTERFLY, INC.
INCREMENTAL COMMITMENT AGREEMENT

LENDER: Silicon Valley Bank

by:     /s/ Brian Fitzpatrick
Name: Brian Fitzpatrick
Title: Director

SIGNATURE PAGE TO THE SHUTTERFLY, INC.
INCREMENTAL COMMITMENT AGREEMENT

Bank of America, N.A.

by:     /s/ Ronald J. Drobney
Ronald J. Drobney
Senior Vice President

SIGNATURE PAGE TO THE SHUTTERFLY, INC.
INCREMENTAL COMMITMENT AGREEMENT

LENDER: MORGAN STANLEY BANK, N.A.

by:     /s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

SIGNATURE PAGE TO THE SHUTTERFLY, INC.
INCREMENTAL COMMITMENT AGREEMENT

LENDER: U.S. Bank, N.A.

by:     /s/ D. Kirk B. Westbrook
Name:
Title: Vice President

SCHEDULE 1
to the Incremental Commitment Agreement

INCREMENTAL REVOLVING COMMITMENTS

Incremental Lender	Incremental Commitment
JPMorgan Chase Bank, N.A.	$5,000,000.00
Wells Fargo Bank, N.A.	$5,000,000.00
Fifth Third Bank	$5,000,000.00
Silicon Valley Bank	$5,000,000.00
Bank of America, N.A.	$22,500,000.00
Morgan Stanley Bank, N.A.	$22,500,000.00
U.S. Bank National Association	$10,000,000.00
TOTAL	$75,000,000.00